UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 10, 2018

Tapestry, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

10 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On July 10, 2018 the Board of Directors (the “Board”) of Tapestry, Inc. (“Tapestry” or the “Company”) appointed Darrell Cavens to the Board. Mr. Cavens’ appointment to the Board was reported under Item 5.02 on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2018 (the “Initial 8-K”); such disclosure is incorporated herein by reference in its entirety. At the time of the filing of the Initial 8-K with the SEC, Mr. Cavens’ Board committee assignment had not been determined. On August 9, 2018, the Board confirmed the appointment of Mr. Cavens to the Human Resources Committee of the Board.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 10, 2018

TAPESTRY, INC.

	By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Officer and Secretary